SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                       Hennessy Funds Trust
 (Name of Registrant as Specified in its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE

HENNESSY FUNDS TRUST
Hennessy Cornerstone Growth Fund
Hennessy Cornerstone Mid Cap 30 Fund
Hennessy Cornerstone Large Growth Fund
Hennessy Cornerstone Value Fund
Hennessy Large Value Fund
Hennessy Japan Fund
Hennessy Japan Small Cap Fund

NOTICE AND PROXY STATEMENT

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 15, 2015

TO THE INVESTOR CLASS SHAREHOLDERS OF CERTAIN HENNESSY FUNDS:

We invite you to attend a special meeting (the “Special Meeting”) of the Investor Class shareholders of each of the series listed above (each a “Fund” and, collectively, the “Funds”) of Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds”).  The Special Meeting will be held at the principal office of Hennessy Funds located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on September 15, 2015, at 9:00 a.m., PDT.

The meeting will be held for the following purposes:

1.	To approve a distribution (Rule 12b-1) plan for the Investor Class shares of the Funds.
2.	To consider and act upon any other business that properly comes before the Special Meeting or any adjournment or postponement thereof.

Our Board of Trustees recommends a vote “FOR” Proposal 1.  Only shareholders of record of the Investor Class shares of the Funds at the close of business on May 7, 2015 will be entitled to vote at the Special Meeting.

We hope you will be able to attend the Special Meeting, but in any event we would appreciate if you would date, sign, and then return the enclosed proxy as promptly as possible, or vote by calling toll-free (877) 605-2536 (if calling within the United States) or by voting over the Internet by following the instructions provided on your proxy card.

By Order of the Board of Trustees,

/s/Daniel B. Steadman

Daniel B. Steadman, Secretary

Novato, California
June 18, 2015

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 15, 2015.  The notice, proxy statement, annual report and form of proxy are available at www.proxyvote.com.

TABLE OF CONTENTS

FREQUENTLY ASKED QUESTIONS	2
Why have I received this proxy statement?	2
Who is entitled to vote?	2
How do I vote my shares?	2
How will proxies be solicited?	2
How many shares of each Fund are entitled to vote?	3
What happens if other matters come up at the Special Meeting?	3
What happens if the Special Meeting is adjourned?	3
What constitutes a quorum?	3
What happens if I sign and return my proxy card but
do not mark my vote?	3
May I revoke my proxy?	3
Who will count the votes?	3

PROPOSAL 1: APPROVAL OF A DISTRIBUTION (RULE 12B-1) PLAN	4

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS	11

ADMINISTRATOR AND PRINCIPAL DISTRIBUTOR	14

RECEIPT OF SHAREHOLDER PROPOSALS	14

OTHER MATTERS	14

EXHIBIT A – PROPOSED DISTRIBUTION PLAN	A-1

PROXY STATEMENT

HENNESSY FUNDS TRUST
Hennessy Cornerstone Growth Fund
Hennessy Cornerstone Mid Cap 30 Fund
Hennessy Cornerstone Large Growth Fund
Hennessy Cornerstone Value Fund
Hennessy Large Value Fund
Hennessy Japan Fund
Hennessy Japan Small Cap Fund

7250 Redwood Boulevard
Suite 200
Novato, California  94945

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 15, 2015

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds”), on behalf of the Investor Class shares of each of the series of Hennessy Funds named above (each a “Fund” and, collectively, the “Funds”), to be voted at the Special Meeting of Shareholders of the Funds (the “Special Meeting”), to be held at the principal office of Hennessy Funds located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on September 15, 2015, at 9:00 a.m., PDT, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  The mailing of the Notice of Special Meeting, this proxy statement and the accompanying proxy card will take place on or about June 18, 2015.

Proxies will be solicited by mail, by telephone, via the Internet and personally.  Hennessy Advisors, Inc. (“Hennessy Advisors”) will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds.  You may revoke your proxy at any time before it is exercised by giving the Fund’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting.  Your attendance at the Special Meeting does not automatically revoke your proxy.

FREQUENTLY ASKED QUESTIONS

Why have I received this proxy statement?

The Board has sent you this proxy statement to ask for your vote as a shareholder of the Investor Class shares of one or more of the Funds regarding the approval of a distribution plan for the Funds.  Currently, the Investor Class shares of each of the other funds in the Hennessy Funds family of mutual funds have a distribution plan.  The Board is asking shareholders of the Investor Class shares of the Funds to approve a distribution plan because it is anticipated that the Funds will benefit from a distribution plan through increased sales of shares, thereby spreading each Fund’s fixed expenses over a greater base and providing Hennessy Advisors with an asset size that allows greater flexibility in management.

Who is entitled to vote?

If you owned Investor Class shares of a Fund as of the close of business on the record date of May 7, 2015 (the “Record Date”), then you are entitled to vote.  You will be entitled to one vote for each Investor Class share that you own on the Record Date.

How do I vote my shares?

For your convenience, you may vote your shares in the following four ways.

In Person:  You may vote your shares in person at the Special Meeting if you attend.

By Mail:  You may vote your shares by completing, dating, signing and returning your proxy card by mailing it in the enclosed postage-paid envelope.

By Telephone:  You may vote your shares by telephone.  To do so, please have your proxy card available and call the toll-free number on the proxy card.  Enter your control number from your proxy card and follow the simple instructions.

Via the Internet:  You may vote your shares via the Internet.  To do so, please have your proxy card available and go to the website shown on the proxy card.  Follow the simple instructions found on the website.

How will proxies be solicited?

The Funds will solicit proxies by mail.  In addition, certain of the Funds’ officers and employees may solicit by telephone and personally.  These officers and employees will not be paid specifically for soliciting proxies.  Hennessy Advisors will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials, as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of each Fund.  Hennessy Advisors will retain, at its expense, Broadridge Financial Solutions to assist in the solicitation of proxies.

How many shares of each Fund are entitled to vote?

As of the Record Date, the number of Investor Class shares of the Funds entitled to vote at the Special Meeting (rounded up to the nearest whole share) was as follows:

Number of
Fund	Investor Class Shares
Hennessy Cornerstone Growth Fund	12,498,796
Hennessy Cornerstone Mid Cap 30 Fund	20,669,358
Hennessy Cornerstone Large Growth Fund	7,946,525
Hennessy Cornerstone Value Fund	7,636,521
Hennessy Large Value Fund	4,359,911
Hennessy Japan Fund	3,035,897
Hennessy Japan Small Cap Fund	1,489,456

What happens if other matters come up at the Special Meeting?

The matter described in this proxy statement is the only matter we know of that will be voted on at the Special Meeting.  If other matters are properly presented at the Special Meeting, the proxyholders named in the proxy card will vote your shares as they see fit.

What happens if the Special Meeting is adjourned?

The Special Meeting could be adjourned with respect to a Fund if, for example, a quorum does not exist or if a quorum exists but sufficient votes to approve the distribution plan are not received.  For purposes of any adjournment(s), proxies will be voted “FOR” adjournment(s) unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournment(s).

What constitutes a quorum?

A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business.  The presence in person or by proxy of the holders of record of one-third of the outstanding Investor Class shares of a Fund constitutes a quorum at the Special Meeting with respect to such Fund, permitting action to be taken.

What happens if I sign and return my proxy card but do not mark my vote?

Neil J. Hennessy, Teresa M. Nilsen and/or Daniel B. Steadman, as proxies, will vote your shares “FOR” the proposed distribution plan.

May I revoke my proxy?

You may revoke your proxy at any time before it is exercised by giving the Fund’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting.  Your attendance at the Special Meeting does not automatically revoke your proxy.

Who will count the votes?

Broadridge Financial Solutions will count the votes and act as inspector of elections.

PROPOSAL 1: APPROVAL OF A DISTRIBUTION (RULE 12B-1) PLAN

Shareholders of the Investor Class shares of the Funds are being asked to approve a proposed distribution (Rule 12b-1) plan for each of the Funds (collectively, the “Proposed Distribution Plan”) adopted pursuant to Section 12(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 12b-1 promulgated thereunder.  Rule 12b-1 regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares.  The Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), unanimously approved the Proposed Distribution Plan on May 1, 2015, subject to the approval of the shareholders of the Investor Class shares of the Funds.  The purpose of the Proposed Distribution Plan is to permit the Funds to finance the distribution of their shares.

A copy of the form of the Proposed Distribution Plan is attached to this proxy statement as Exhibit A.  The description of the Proposed Distribution Plan is qualified in its entirety by Exhibit A.

Description of the Proposed Distribution Plan

The Proposed Distribution Plan is similar to the distribution plans adopted by the Board with respect to each of the other funds in the Hennessy Funds family of mutual funds.  The Proposed Distribution Plan will allow each Fund to use up to 0.25% of the average daily net assets of its Investor Class shares to pay sales, distribution and other fees for the sale and distribution of its shares and for other services provided to investors.  Currently, it is anticipated that if the Proposed Distribution Plan is approved, each Fund will use only 0.15% of the average daily net assets of its Investor Class shares to pay the sales, distribution and other fees although, if approved, the Proposed Distribution Plan would allow the use of up to 0.25% of each Fund’s average daily net assets.  Amounts paid under the Proposed Distribution Plan by the Funds may be spent by any Fund on any activities or expenses primarily intended to result in sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.  Amounts may also be spent on the cost of implementing and operating the Proposed Distribution Plan and the payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead costs.  A Fund may reimburse Quasar Distributors, LLC (the “Distributor”) for expenses it pays on behalf of such Fund that are eligible to be paid under the Proposed Distribution Plan.  To the extent any activity is one that a Fund may finance without a plan pursuant to Rule 12b-1, such Fund may also make payments to finance such activity outside of the Proposed Distribution Plan and not subject to its limitations.

The Proposed Distribution Plan for each Fund may be terminated by such Fund at any time by a vote of the Independent Trustees and who have no direct or indirect financial interest in the Proposed Distribution Plan or any agreement related thereto, or by a vote of a majority of the outstanding shares of such Fund.  Any change in the Proposed Distribution Plan for a particular Fund that would materially increase the distribution expenses of such Fund provided for in the Proposed Distribution Plan requires approval of the Board, including the Independent Trustees, and a majority of the applicable Fund’s shareholders.

While the Proposed Distribution Plan is in effect, the selection and nomination of Independent Trustees will be committed to the discretion of the Independent Trustees.  The Board must review the amount and purposes of expenditures made pursuant to the Proposed Distribution Plan quarterly as reported to it by the Distributor and officers of the Hennessy Funds.  The Proposed Distribution Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board, including the Independent Trustees.

It is anticipated that the Funds will benefit from the Proposed Distribution Plan through increased sales of shares, thereby spreading each Fund’s fixed expenses over a greater base and providing the Advisor with an asset size that allows greater flexibility in management.  Because distribution fees will be paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Fee Tables

The following tables are intended to demonstrate the expected effect of implementation of the Proposed Distribution Plan on the fees and expenses for Investor Class shares of the Funds (as a percentage of average net assets).  The tables indicate (i) the current fees and expenses of the Funds’ Investor Class shares, and (ii) the projected fees and expenses of the Funds’ Investor Class shares upon implementation of the Proposed Distribution Plan.

Hennessy Cornerstone Growth Fund – Investor Class

SHAREHOLDER FEES (fees paid directly
  from your investment):
	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage
of the value of your investment):

Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.41%	0.41%
Total Annual Fund Operating Expenses	1.15%	1.30%

Hennessy Cornerstone Mid Cap 30 Fund – Investor Class

SHAREHOLDER FEES (fees paid directly
  from your investment):
	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage
of the value of your investment):

Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.43%	0.43%
Total Annual Fund Operating Expenses	1.17%	1.32%
Hennessy Cornerstone Large Growth Fund – Investor Class

SHAREHOLDER FEES (fees paid directly
  from your investment):
	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage
of the value of your investment):
Management Fees	0.74%	0.74%

Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.34%	0.34%
Total Annual Fund Operating Expenses	1.08%	1.23%
Hennessy Cornerstone Value Fund – Investor Class

SHAREHOLDER FEES (fees paid directly
  from your investment):
	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.35%	0.35%
Total Annual Fund Operating Expenses	1.09%	1.24%

Hennessy Large Value Fund – Investor Class

SHAREHOLDER FEES (fees paid directly
  from your investment):
	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage
of the value of your investment):

Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.36%	0.36%
Total Annual Fund Operating Expenses	1.21%	1.36%
Hennessy Japan Fund – Investor Class

SHAREHOLDER FEES (fees paid directly
  from your investment):
	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage
of the value of your investment):

Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.64%	0.64%
Total Annual Fund Operating Expenses	1.64%	1.79%

Hennessy Japan Small Cap Fund – Investor Class

SHAREHOLDER FEES (fees paid directly
  from your investment):
	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage
of the value of your investment):

Management Fees	1.20%	1.20%
Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.98%	0.98%
Total Annual Fund Operating Expenses	2.18%	2.33%
(1)  “Other Expenses” include shareholder servicing fees and all remaining other expenses.

Examples

The following expense examples show the expenses that you could pay over time.  It is intended to help you compare the cost of investing in the shares of the Funds with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

Hennessy Cornerstone Growth Fund – Investor Class

	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

One Year	$ 117	$ 132
Three Years	$ 365	$ 412
Five Years	$ 633	$ 713
Ten Years	$1,398	$1,568

Hennessy Cornerstone Mid Cap 30 Fund – Investor Class

	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

One Year	$ 119	$ 134
Three Years	$ 372	$ 418
Five Years	$ 644	$ 723
Ten Years	$1,420	$1,590

Hennessy Cornerstone Large Growth Fund – Investor Class

	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

One Year	$ 110	$ 125
Three Years	$ 343	$ 390
Five Years	$ 595	$ 676
Ten Years	$1,317	$1,489

Hennessy Cornerstone Value Fund – Investor Class

	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

One Year	$ 111	$ 126
Three Years	$ 347	$ 393
Five Years	$ 601	$ 681
Ten Years	$1,329	$1,500

Hennessy Large Value Fund – Investor Class

	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

One Year	$ 123	$ 138
Three Years	$ 384	$ 431
Five Years	$ 665	$ 745
Ten Years	$1,466	$1,635

Hennessy Japan Fund – Investor Class

	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

One Year	$ 167	$ 182
Three Years	$ 517	$ 563
Five Years	$ 892	$ 970
Ten Years	$1,944	$2,105

Hennessy Japan Small Cap Fund – Investor Class

	CURRENT FEES	PROJECTED FEES
	AND EXPENSES	AND EXPENSES

One Year	$ 221	$ 236
Three Years	$ 682	$ 727
Five Years	$1,169	$1,245
Ten Years	$2,513	$2,666

The purpose of the above fee tables and examples is to assist shareholders of the Funds in understanding the various costs and expenses of investing in shares of the Funds.  The above examples should not be considered a representation of past or future expenses for shares of the Funds.  Actual expenses may vary from year to year and may be higher or lower than those shown.

Required Vote

The Proposed Distribution Plan must be approved by a vote of a majority (as defined in the 1940 Act) of the outstanding Investor Class shares of each Fund.  Under the 1940 Act, the vote of the holders of a majority of the outstanding Investor Class shares of a Fund means the vote of the holders of the lesser of (1) 67% or more of the Fund’s Investor Class shares present at the Special Meeting or represented by proxy if the holders of 50% or more of the Fund’s Investor Class shares are so present or represented; or (2) more than 50% of the Fund’s outstanding Investor Class shares.  Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present.  The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the Fund’s outstanding Investor Class shares are present, has no effect if (1) above is applicable and has the same effect as a vote against the Proposed Distribution Plan if (2) above is applicable.  Abstentions and broker non-votes have the same effect as a vote against the Proposed Distribution Plan regardless of whether (1) or (2) above is applicable.

Recommendation

In connection with their deliberations, the Trustees were furnished with copies of the Proposed Distribution Plan and related materials, including information from Hennessy Advisors that outlined the reasons for adopting the Proposed Distribution Plan.  Counsel provided the Trustees with a summary of the provisions of the Proposed Distribution Plan as well as information concerning the legal and regulatory considerations relevant to the adoption of the Proposed Distribution Plan.

In approving the Proposed Distribution Plan, the Trustees unanimously determined in the exercise of their reasonable business judgment and in light of their fiduciary duties under relevant state law and the 1940 Act that, based upon the material requested and evaluated by them, the Proposed Distribution Plan is reasonably likely to benefit the Funds.  The Board considered various factors, including: (1) the nature of the circumstances that purportedly make implementation of the Proposed Distribution Plan necessary or desirable; (2) the way in which the Proposed Distribution Plan addresses these circumstances and how the Proposed Distribution Plan is expected to resolve or alleviate such circumstances, including the nature and approximate amount of the expenditures under the Proposed Distribution Plan and the relationship of such expenditures to the overall cost structure of the Funds and the nature of the anticipated benefits to the Funds and the time it will take for those benefits to be achieved; (3) the effect of the Proposed Distribution Plan on existing shareholders; and (4) the investment and sales history of the Funds.  The Board questioned Hennessy Advisors as to why it believed adoption of the Proposed Distribution Plan could be expected to maintain or stimulate sales of shares of the Funds, thereby assisting the Funds by maintaining or increasing the current asset base or curtailing a decrease in assets as a result of redemptions, and was satisfied by the response that such expectation is reasonable based on the actions Hennessy Advisors has taken, and will take, to encourage the sale of Fund shares.  The Board also recognized that the Board and, in particular, the Independent Trustees, would review on a quarterly basis the nature, manner and amount of expenditures under the Proposed Distribution Plan, and would be able to terminate the Plan, and thereby end all obligations of the Funds to make payments thereunder, at any time.

The Board recognized that Hennessy Advisors would benefit from increased management fees as a result of growth in the Funds’ assets.  The Board concluded that such benefits would not be disproportionate to the above-described anticipated benefits to each Fund and its shareholders because Hennessy Advisors would have increased portfolio management responsibilities as a result of the growth of the assets of the Funds.  The Board also recognized that Hennessy Advisors had heretofore utilized its own resources to finance distribution of shares of the Funds and may continue to do so if the Proposed Distribution Plan is approved by the shareholders of the Funds.  The Board determined that payments by any Fund of investment advisory fees to Hennessy Advisors did not constitute indirect financing of distribution of the Funds because the advisory fees paid by the Funds were not out of line with the investment advisory fees paid by comparable funds.

In addition to considering the potential benefits of the Proposed Distribution Plan to the Funds and their shareholders, the Board also considered the impact of the Proposed Distribution Plan on the expenses of each of the Funds.

Based upon its review, the Board concluded that the Proposed Distribution Plan is reasonable, fair and in the best interests of each Fund and each Fund’s shareholders, and that the fees to be paid under the Proposed Distribution Plan are fair and reasonable.  Accordingly, the Board recommends a vote “FOR” the approval of the Proposed Distribution Plan.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

As of the Record Date, the officers of the Hennessy Funds and Trustees of the Board, as a group (12 persons), owned an aggregate of less than 1% of the outstanding Investor Class shares of each Fund.

As of the Record Date, the following shareholders beneficially owned more than 5% of the then-outstanding Investor Class shares of each Fund:

Hennessy Cornerstone Growth Fund –
Investor Class	Shares	Percentage
Charles Schwab & Co., Inc.*	4,349,706	34.80%
Special Custody Acct for the Benefit of Customers
Attn: Mutual Funds
San Francisco, CA 94105-1905

National Financial Services LLC*	2,224,095	17.79%
For Exclusive Benefit of our Customers
Attn: Mutual Funds Dept. 5th FL
Jersey City, NJ 07310-2010

TD Ameritrade, Inc.*	710,897	5.69%
For the Exclusive Benefit of our Clients
P.O. Box 2226
Omaha, NE 68103-2226

* Owned of record.

Hennessy Cornerstone Mid Cap 30 Fund –
Investor Class	Shares	Percentage
Charles Schwab & Co., Inc.*	7,643,113	36.98%
Special Custody Acct for Benefit of Customers
Attn: Mutual Funds
San Francisco, CA 94105-1905

National Financial Services LLC*	4,872,898	23.58%
For the Exclusive Benefit of our Customers
Attn: Mutual Funds Dept. 5th FL
Jersey City, NJ 07310-2010

Pershing LLC*	1,278,703	6.19%
For the Benefit of its Customers
P.O. Box 2052
Jersey City, NJ 07303-2052

UBS WM USA*	1,139,368	5.51%
1000 Harbor Blvd 5th Floor
Weehawken, NJ 07086-6761

TD Ameritrade, Inc.*	1,111,799	5.38%
For the Exclusive Benefit of our Clients
P.O. Box 2226
Omaha, NE 68103-2226

* Owned of record.

Hennessy Cornerstone Large Growth Fund –
Investor Class	Shares	Percentage
Charles Schwab & Co., Inc.*	907,454	11.42%
Special Custody Acct for the Benefit of Customers
Attn: Mutual Funds
San Francisco, CA 94105-1905

National Financial Services LLC*	488,174	6.14%
For the Exclusive Benefit of our Customers
Attn: Mutual Funds Dept. 5th FL
Jersey City, NJ 07310-2010

* Owned of record.

Hennessy Cornerstone Value Fund – Investor Class	Shares	Percentage
Charles Schwab & Co., Inc.*	864,850	11.33%
Special Custody Acct for Benefit of Customers
Attn: Mutual Funds
San Francisco, CA 94105-1905

National Financial Services LLC*	739,631	9.69%
For the Benefit of our Customers
Attn: Mutual Funds Dept. 5th FL
Jersey City, NJ 07310-2010

* Owned of record.

Hennessy Large Value Fund – Investor Class	Shares	Percentage
Charles Schwab & Co., Inc.*	698,031	15.97%
Special Custody Acct for Benefit of Customers
Attn: Mutual Funds
San Francisco, CA 94105-1905

National Financial Services LLC*	351,958	8.05%
For the Exclusive Benefit of our Customers
Attn: Mutual Funds Dept. 5th FL
Jersey City, NJ 07310-2010

* Owned of record.

Hennessy Japan Fund – Investor Class	Shares	Percentage
National Financial Services LLC*	1,102,834	36.33%
For the Exclusive Benefit of our Customers
Attn: Mutual Funds Dept. 5th FL
Jersey City, NJ 07310-2010

Charles Schwab & Co., Inc.*	835,570	27.52%
Special Custody Acct for Benefit of Customers
Attn: Mutual Funds
San Francisco, CA 94105-1905

LPL Financial*	390,137	12.85%
For the Benefit of its Customers
San Diego, CA 92121-1968

Pershing LLC*	198,048	6.52%
For the Benefit of its Customers
Jersey City, NJ 07399-0002

* Owned of record.

Hennessy Japan Small Cap Fund – Investor Class	Shares	Percentage
Charles Schwab & Co., Inc.*	573,674	38.52%
Special Custody Acct for Benefit of Customers
Attn: Mutual Funds
San Francisco, CA 94105-1905

National Financial Services LLC*	536,500	36.02%
For the Exclusive Benefit of our Customers
Attn: Mutual Funds Dept. 5th FL
Jersey City, NJ 07310-2010

Pershing LLC*	94,340	6.33%
For the Benefit of its Customers
Jersey City, NJ 07399-0002

* Owned of record.

ADMINISTRATOR AND PRINCIPAL DISTRIBUTOR

The Funds’ administrator is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202.  The Funds’ distributor is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202.

RECEIPT OF SHAREHOLDER PROPOSALS

Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Funds of any such proposal. Since the Funds do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Funds a reasonable time before the solicitation of proxies for the meeting is made.  The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in the Funds’ proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

The Board knows of no other matters that may come before the Special Meeting.  If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

You may request a copy of the Funds’ most recent annual reports and semi-annual reports by writing to 7250 Redwood Boulevard, Suite 200, Novato, California 94945 Attention: Corporate Secretary, or by calling 1-800-966-4354.  The Funds will furnish these copies free of charge.  To minimize expenses, we may mail only one copy of each Fund’s annual report and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and are currently receiving these reports directly from Hennessy Funds, please call us at 1-800-966–4354 (or contact the financial institution that currently sends these reports to you). We will begin sending you individual copies 30 days after receiving your request.

HENNESSY FUNDS TRUST

/s/Daniel B. Steadman

Daniel B. Steadman, Secretary

Novato, California
June 18, 2015

EXHIBIT A – PROPOSED DISTRIBUTION PLAN

DISTRIBUTION (RULE 12B-1) PLAN
OF
HENNESSY FUNDS TRUST

As Adopted and Effective as of September 15, 2015

WHEREAS, Hennessy Funds Trust (the “Trust”) is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it has been determined that the [______], a series of the Trust (the “Fund”), will pay for certain costs and expenses incurred in connection with the distribution and servicing of shareholders of the Investor Class of shares of the Fund;

WHEREAS, the Board of Trustees of the Trust adopted this Distribution (Rule 12b-1) Plan for Investor Class shares of the Fund (this “Plan”) as set forth herein pursuant to Rule 12b-1 under the 1940 Act and the shareholders of the Investor Class of shares of the Fund approved this Plan at a special meeting of the Trust held on September 15, 2015;

WHEREAS, the Board of Trustees of the Trust, in considering whether the Fund should implement this Plan, requested and evaluated such information as it deemed necessary to make an informed determination as to whether this Plan should be implemented and considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes; and

WHEREAS, the Trust may enter into agreements with dealers and other financial service organizations to obtain various distribution-related and/or shareholder services for the Fund, all as permitted and contemplated by Rule 12b-1 under the 1940 Act; it being understood that to the extent any activity is one that the Fund may finance without a Rule 12b-1 plan, the Fund may also make payments to finance such activity outside such plan and not subject to its limitations.

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions:

1.Distribution and Service Fee.  The Fund may charge a distribution expense and service fee on an annualized basis of up to 0.25% of its average daily net assets.  Such fee shall be calculated and accrued daily and paid at such intervals as the Board of Trustees of the Trust shall determine, subject to any applicable restriction imposed by rules of the Financial Industry Regulatory Authority.

2.Permitted Expenditures.  The amount set forth in Section 1 of this Plan shall be paid for services or expenses primarily intended to result in the sale of shares of the Fund.  The Fund may pay all or a portion of this fee to any securities dealer, financial institution or any other person who renders personal service to the Fund’s shareholders, assists in the maintenance of the Fund’s shareholder accounts or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Board of Trustees (the “Related Agreement”).  To the extent such fee is not paid to such persons, the Fund may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing and distributing Prospectuses and Statements of Additional

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Information to prospective investors and of implementing and operating this Plan as well as payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead costs.

3.Effective Date of Plan.  This Plan has been duly adopted and approved by votes of a majority of (a) the Board of Trustees of the Trust, (b) those Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the “Rule 12b-1 Trustees”), cast in person, and (c) the outstanding shares of the Investor Class shares of the Fund and shall take effect immediately or at a later date as determined by the executive officers of the Trust.

4.Continuance.  Unless otherwise terminated pursuant to Section 6 below, following the effective date of this Plan, this Plan shall continue in effect for as long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3.

5.Reports.  Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any Related Agreement shall provide to the Trust’s Board of Trustees and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

6.Termination.  This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding shares of the Fund.  In the event of termination or non-continuance of this Plan, the Trust may reimburse any expense that it incurred on behalf of the Fund prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of those Trustees of the Trust who are not interested persons of the Trust.

7.Amendments.  This Plan may not be amended to increase materially the amount of payments provided for in Section 1 hereof unless such amendment is approved in the manner provided for initial approval in Section 3 hereof and by the shareholders of the Fund.  No other amendment to this Plan may be made unless approved in the manner provided for approval of this Plan in Section 3.

8.Selection of Trustees.  While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons.

9.Records.  The Trust shall preserve copies of this Plan and any Related Agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, or the agreements or such report, as the case may be, the first two years in an easily accessible place.

10.Assignment. This Plan will not be terminated by an assignment, however, an assignment will terminate any agreement under this Plan involving any such assignment.

11.Severability. If any provision of this Plan is held to be invalid or is made invalid by a court decision, statute, rule or otherwise, the remainder of this Plan shall not be affected thereby.

***

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PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M94592-S32304
KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain

1. To approve a distribution plan for the Investor Class shares of the Fund.	[_]	[_]	[_]

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposal. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

M94593-S32304

HENNESSY FUNDS TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the series indicated on the reverse side of this proxy (the "Fund") of Hennessy Funds Trust, a Delaware statutory trust, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 30, 2015, at 9:00 a.m., PDT, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.